UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

Terra Tech Corp.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54358
(Commission File Number)

26-3062661
 (IRS Employer Identification No.)

18101 Von Karman, Third Floor
Irvine, California 92612
 (Address of principal executive offices)(Zip Code)

(855) 447-6967
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:   This Amendment No. 1 to Current Report on Form 8-K is being filed solely for the purpose of adding the following disclosure under the “Securities Purchase Agreement” Section to Item 1.01:  “Affiliates of Aegis Capital Corp. (the “Placement Agent”), the Company’s adviser and placement agent, were provided with the right to co-invest in a portion of the Notes being offered by the Company.”

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 5, 2014, Terra Tech Corp., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Dominion Capital LLC (the “Purchaser”).  On February 6, 2014, after the satisfaction of certain closing conditions, the Company offered and sold (the “Offering”) to the Purchaser for aggregate proceeds of $800,000 (i) a 5% Original Issue Discount Senior Secured Promissory Note (the “Note”) for a principal amount of of $842,105, and (ii) a warrant (the “Warrant”), with a term of 4 years, to purchase 1,369,277 shares of common stock, exercisable at any time by the holder of the warrant at a purchase price of equal to 90% of the-20 day VWAP of Company common stock prior to February 5th, 2014, which price the Company estimates to be approximately $0.30753 per share.  The Note issued to Purchaser on February 6, 2014, is due August 5, 2015.

Under the terms of the Purchase Agreement, the Purchaser shall purchase up to $6,550,000 in subscription amount of the Notes, which corresponds to an aggregate of up to $6,894,737 in principal amount of the Notes.  The Purchase Agreement further provides that prospective Note purchases will occur in 11 tranches, the second tranche will be for $800,000 and each additional tranche will be for $550,000.  Beginning August 5, 2014, and continuing on each of the following 11 successive months thereafter, the Company is obligated to pay 1/12th of the face amount of the Notes and accrued interest.  So long as the Company is not in default under any Note, each tranche will be closed on every 30th day following the previous closing date. The Company has agreed to (i) reimburse Purchaser a due diligence fee of $50,000, which shall be paid in increments of $10,000 at the closing of each tranche, until the $50,000 is paid in full, and (ii) $20,000 for Purchaser’s legal fees in connection with the Offering.

Affiliates of Aegis Capital Corp. (the “Placement Agent”), the Company’s adviser and placement agent, were provided with the right to co-invest in a portion of the Notes being offered by the Company.

The Notes Issuable under the Purchase Agreement

Under the terms of the Purchase Agreement, each Note accrues interest at a rate of 12% per annum and is due 18 months after issunace.  All principal and interest due and owing under each Note is convertible into shares of common stock of the Company, at any time at the election of the holder thereof, at a conversion price equal to 90% of the 20-day VWAP of company common stock prior to February 5, 2014, which price the Company estimates to be approximately $0.30753 per share.

The Company may prepay any portion of the principal amount of the Notes and any accrued and unpaid interest by paying 125% of the sum of the then outstanding principal amount of the Notes.

If on the 180th day following February 7, 2014, the closing bid price for the Company’s common stock is below $0.30 per share, the conversion price will automatically adjust to 70% of the lowest VWAP in the 15 Trading Days prior to the 180th  following February 7, 2014.

If the Company is in default under the terms of any Note, the holder of a Note may elect to convert the amount outstanding on such Note into shares of common stock, at the holder’s election, at a conversion price of $0.30 per share or at 60% of the lowest VWAP during the 30-trading-day period immediately prior to the applicable conversion date.  Additionally, all overdue accrued and unpaid interest under the Notes shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law which shall accrue daily from the date such interest is due under the Notes through and including the date of actual payment in full.

The Warrants under the Purchase Agreement

Under the terms of the Purchase Agreement, the Company shall issue to each investor a warrant to purchase up to a number of shares of Common Stock equal to 50% of the principal amount of the Note issuable to such purchaser at the applicable closing divided by the conversion price, with an exercise price equal to 90% of the-20 day VWAP of Company Common Stock prior to February 5th, 2014, which price the Company estimates to be approximately $0.30753 per share.  Each warrant shall have a “cashless” exercise feature and a term of 4 years.

Registration Rights Agreement

In connection with the Offering, the Company also entered into a Registration Rights Agreement, dated February 5, 2014, with the Purchasers (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, the Company is obligated to register all shares of common stock underlying the Notes and the Warrant for resale in a registration statement to be filed with the Securities and Exchange Commission not later than April 15, 2014.  The Company will enter into similar registration rights agreements with successive purchasers of the Notes.

Security Agreement

In connection with the Offering, the Company, GrowOp Technology, Ltd., a Nevada corporation and a wholly owned subsidiary of the Company (“GrowOp Technology”), and Edible Garden Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Edible Garden”), entered into a Security Agreement, dated February 5, 2014, with the Purchaser (the “Security Agreement”). Under the Security Agreement, the Company, GrowOp Technology and Edible Garden Corp., granted security interests in all of their respective assets, rights, interests and after-acquired assets and properties as collateral for repayment of the principal and interest owed under the debentures.  Additionally, under the Security Agreement all the shares of common stock the Company holds of GrowOp Technology and Edible Garden Corp. are pledged as collateral for repayment of the principal and interest owed under the Notes. The Company will enter into similar security agreements with successive purchasers of the Notes.

Subsidiary Guarantees

In connection with the Offering, GrowOp Technology and Edible Garden Corp. also made a Subsidiary Guarantee, dated February 5, 2014, to the Purchaser (the “Subsidiary Guarantee”). Under the Subsidiary Guarantee, GrowOp Technology and Edible Garden Corp. guarantee payment of repayment of the principal and interest owed under the Notes. The Company will enter into similar subsidiary guarantees with successive purchasers of the Notes.

Placement Agency and Other Fees

The Placement Agent served as the placement agent of the Company for the Offering. In consideration for services rendered as the Placement Agent, the Company agreed to pay to the Placement Agent cash commissions equal to $33,000.  Additionally, at closing of the Offering, the Company paid Purchaser $10,000 as partial reimbursement of a Purchaser due diligence fee of $50,000, and $20,000 for Purchaser’s legal fees in connection with the Offering.

Use of Proceeds

The Company repaid an affiliate of the Purchaser $226,840 for a loan to the Company from proceeds received in the Offering.  The Company intends to use the remaining proceeds from the Offering to advance the Company’s ability to execute its growth strategy and to aid in the commercial development of GrowOp Technology and Edible Garden.

The foregoing descriptions of the Purchase Agreement, 5% Original Issue Discount Senior Secured Promissory Note, Warrant, Registration Rights Agreement, Security Agreement, and Subsidiary Guarantee do not purport to be complete and are qualified in their entireties by reference to the full text of the Securities Purchase Agreement, 5% Original Issue Discount Senior Secured Promissory Note, Warrant, Registration Rights Agreement, Security Agreement, and Subsidiary Guarantee, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

Pursuant to the Offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02, on February 6, 2014, the Company closed the Offering to the Purchaser, who is an “accredited investors” as such term is defined in Securities Exchange Commission Rule 501(a), promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(2) and Rule 506 of Regulation D, promulgated pursuant to the Securities Act.

Item 7.01  Regulation FD Disclosure.

On February 6, 2014, the Company issued a press release titled “ Terra Tech Announces the Launch of GrowMass Program and $6,500,000 Convertible Debenture Financing ”  regarding the Offering.  Such press release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto.

The information in the referenced press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
4.1	5% Original Issue Discount Senior Secured Promissory Note dated February 5, 2014, issued to Dominion Capital LLC (1)
4.2	Warrant dated February 5, 2014, issued to Dominion Capital LLC (1)
10.1	Securities Purchase Agreement dated February 5, 2014, by and between Terra Tech Corp. and Dominion Capital LLC (1)
10.2	Registration Rights Agreement dated February 5, 2014, by and between Terra Tech Corp. and Dominion Capital LLC (1)
10.3	Security Agreement dated February 5, 2014, by and among Terra Tech Corp., GrowOp Technology Ltd. and Edible Garden Corp., and Dominion Capital LLC (1)
10.4	Subsidiary Guarantee dated February 5, 2014 made by GrowOp Technology Ltd. and Edible Garden Corp. (1)
99.1	Press Release dated February 6, 2014 (1)
_________________
(1)    Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terra Tech Corp. (Registrant)

Date: February 14 , 2014	By:	/s/ Derek Peterson
Derek Peterson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
4.1	5% Original Issue Discount Senior Secured Promissory Note dated February 5, 2014, issued to Dominion Capital LLC (1)
4.2	Warrant dated February 5, 2014, issued to Dominion Capital LLC (1)
10.1	Securities Purchase Agreement dated February 5, 2014, by and between Terra Tech Corp. and Dominion Capital LLC (1)
10.2	Registration Rights Agreement dated February 5, 2014, by and between Terra Tech Corp. and Dominion Capital LLC (1)
10.3	Security Agreement dated February 5, 2014, by and among Terra Tech Corp., GrowOp Technology Ltd. and Edible Garden Corp., and Dominion Capital LLC (1)
10.4	Subsidiary Guarantee dated February 5, 2014 made by GrowOp Technology Ltd. and Edible Garden Corp. (1)
99.1	Press Release dated February 6, 2014 (1)
________________
(1)     Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 10, 2013.